UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 16, 2016 (August 4, 2016)

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia 31030	31030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (478) 822-2801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On August 4, 2016, Blue Bird Corporation issued a press release and filed a Form 8-K announcing preliminary financial results for the third quarter and nine months ended July 2, 2016. We are filing this amendment to the August 4, 2016 Current Report on Form 8-K to report that the preliminary financial data in the August 4, 2016 press release has been modified by the financial data contained in the press release issued on August 16, 2016, attached hereto as Exhibit 99.1, announcing adjustments to our preliminary Fiscal 2016 third quarter results.

ITEM 7.01        REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On August 4, 2016, the Company incorrectly reported that the Company had filed its Quarterly Report on Form 10-Q for the period ended July 2, 2016 with the Securities and Exchange Commission.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS
(d)     Exhibits

Exhibit No.     Description
99.1        Press release of the Company, dated August 16, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Bird Corporation

Dated:	August 16, 2016	/s/ Paul Yousif
Paul Yousif
Vice President

Exhibit Index

Exhibit No.     Description
99.1        Press release of the Company, dated August 16, 2016.